December 31, 2008

Dear valued customer:

For many investors and companies, 2008 was a year of uncertainty. Market performance was down for equities as well as fixed income.  While many are hopeful the arrival of the new administration will improve matters, we cannot deny the financial problems plaguing our country and the world.  Kansas City Life Insurance Company is dedicated to providing Security Assured.  Our solid financial base gives the company strength and stability. Which is one of the many reasons we’ve been helping people secure their futures since 1895.

Due to recent market volatility, now may be a good time to visit your registered representative to ensure your portfolio is properly diversified.

Inside this book you will find annual reports dated December 31, 2008 for the 41 investment subaccounts available through your Kansas City Life Century II variable contract.

Please call your registered representative or Kansas City Life at 1-800-616-3670 if you have questions about the Annual Report of Funds or your Century II variable contract. You can also access information about your Century II variable contract(s) at http://www.kclife.com/.

For more than 113 years Kansas City Life has remained committed to helping customers build a financially sound future for themselves and their families. We appreciate your business and thank you for the trust you have placed in us.

Sincerely,

R. Philip Bixby, President, CEO and Chairman

Kansas City Life's Century II Variable Product Series is distributed through Sunset Financial Services, Inc.,

3520 Broadway, Kansas City, MO 64111, (816) 753-7000, Member FINRA/SIPC.